SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

DECEMBER 18, 2003

FILE NUMBER: 0-23256

JAMESON INNS, INC.

Georgia	58-2079583
(State or other Jurisdiction of Incorporated or Organization)	(IRS employer identification no.)

8 Perimeter Center East
Suite 8050	770-481-0305
Atlanta, GA 30346	(Registrant’s Telephone Number Including
(Address of Principal Executive Offices) (Zip Code)	area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release Announcing November 2003 Hotel Statistics

ITEM 9. REGULATION FD DISCLOSURE

On December 18, 2003, Jameson Inns, Inc. issued a press release announcing November 2003 hotel statistics. A copy of the press release is filed as an exhibit to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

JAMESON INNS, INC.

Dated as of December 18, 2003	By: Craig R. Kitchin

/s/ Craig R. Kitchin
Its: President & Chief Financial Officer